Exhibit 99.2

Certification Pursuant to 18 U.S.C. § 1350 (Section 906 of Sarbanes-Oxley Act of 2002)

Geokinetics Inc.

In connection with the Quarterly Report of Geokinetics Inc, (“the Company”) on form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (“the Report”), we, Lynn A. Turner, President and Chief Operating Officer of the Company, and Thomas J. Concannon, Vice President and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of Sarbanes-Oxley Act of 2002, that:

(1)          The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002

/s/ LYNN A. TURNER	/s/ THOMAS J. CONCANNON
Lynn A. Turner	Thomas J. Concannon
President and Chief Operating Officer	Vice President and Chief Financial Officer